Securities Exchange Act of 1934 -- Form 8-K



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: February 3, 2004


                       CBL & ASSOCIATES PROPERTIES, INC.
-----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                   1-12494                    62-1545718
--------------------      ---------------------       -----------------------
(State or other            (Commission                (IRS Employer
jurisdiction of            File Number)               Identification Number)
incorporation)


           2030 Hamilton Place Boulevard, Chattanooga, TN 37421

                 (Address of principal executive offices)


            Registrant's telephone number, including area code:
                              (423) 855-0001

CBL & Associates Properties, Inc.

ITEM 12. Results of Operations and Financial Condition

     CBL & Associates Properties, Inc. (the "Company") issued an earnings release on February 3, 2004 announcing its results for the quarter and year ended December 31, 2003 and held a conference call on February 4, 2004 to discuss those results. In the earnings release, the Company revised its outlook and guidance related to funds from operations for the year ending December 31, 2004 to a range of $4.60 to $4.65 per share from a range of $4.85 to $5.00 per share as announced in the Company's earnings release for the quarter ended September 30, 2003. This Form 8-K is being furnished to provide additional information regarding the revised guidance.

     The revised guidance reflects changes to the Company's assumptions related to (i) the interests in 47 community centers sold in Phases I & II of the joint venture transaction with Galileo America REIT (the Company owns a 10% interest in the joint venture), (ii) the sales of three community centers during the fourth quarter of 2003, (iii) the anticipated growth rate of net operating income during 2004 and (iii) the Company's acquisition of Harford Mall and Harford Annex on December 30, 2003. The table below provides a reconciliation of the Company's previous guidance to its revised guidance.

                                                                                      Low          High
                                                                                 ------------- -------------

Prior FFO guidance for year ending December 31, 2004 (1)                         $     4.85    $      5.00

Net loss of nine months of FFO related to Galileo transaction
     (net of Company's 10% equity interest in the Galileo joint venture)               0.42           0.42

Annual net loss of FFO related to Galileo transaction (2)                             (0.57)         (0.57)

Annual net loss of FFO related to sales of three community centers in fourth
     quarter of 2003                                                                  (0.01)         (0.01)

Annual reduction in FFO as a result of revised NOI growth rate assumptions (3)        (0.13)         (0.23)


Annual FFO from acquisition of Harford Mall and Harford Annex                          0.04           0.04
                                                                                 ------------- -------------

Current FFO guidance for year ending December 31, 2004                           $     4.60    $      4.65
                                                                                 ============= =============

 (1) Based on assumed NOI growth rate of 3.0% to 5.0%. Includes reinvestment of proceeds from Phases I & II of the Galileo transaction in overnight funds and reduction in lines of credit at a weighted average interest rate of 2.0%. Assumes $0.42 reduction in FFO related to the Galileo transaction.


 (2) Annual loss of NOI related to Galileo transaction                              $  (0.75)
     Annual reduction in interest expense from Galileo transaction                      0.12
                                                                                 -------------
     Annual loss of FFO from Galileo transaction                                       (0.63)
     Company's 10% share of Galileo's annual FFO                                        0.06
                                                                                 -------------
     Annual net loss of FFO related to Galileo transaction                          $  (0.57)
                                                                                 =============

 (3) Represents reduction of assumed NOI growth rate from prior range of 3.0% to 5.0% to current range of 1.5% to 2.0%.


                                    SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CBL & ASSOCIATES PROPERTIES, INC.

                                       /s/ John N. Foy
                             ------------------------------------------
                                         John N. Foy
                                        Vice Chairman,
                              Chief Financial Officer and Treasurer
                             (Authorized Officer of the Registrant,
                                Principal Financial Officer and
                                Principal Accounting Officer)



Date: February 3, 2004